UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2024

GUARDION HEALTH SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38861	47-4428421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2925 Richmond Avenue, Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 873-5141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GHSI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 2, 2024, Guardion Health Sciences, Inc. (the “Company”) sent a letter to its stockholders from Robert N. Weingarten, the Chairman of the Board of Directors and Secretary of the Company. A copy of the letter is furnished as Exhibit 99.1 to this current report, and is incorporated herein by reference.

The information in this Item 8.01 shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the information contained in this Item 8.01 hereto shall not be incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Additional Information and Where to Find It

On January 30, 2024, the Company entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Doctor’s Best Inc., a Delaware corporation, for the sale of all of the outstanding equity interests of Activ Nutritional, LLC (“Activ”) for aggregate cash consideration of $17.2 million, of which $1.7 million was placed in a third-party escrow account pursuant to the terms of the Purchase Agreement. Doctor’s Best Inc. is a wholly-owned subsidiary of Kingdomway USA Corp., the U.S. subsidiary holding company of Xiamen Kingdomway Group Company (“XKDW”), which is publicly listed on the Shenzhen Stock Exchange.

In the event that the Company’s stockholders approve the aforementioned transaction and the transaction closes, the Company would be left with minimal operations. Accordingly, the Board of Directors of the Company has determined that it is advisable and in the best interests of the Company and its stockholders to approve a voluntary dissolution and liquidation of the Company pursuant to a Plan of Liquidation and Dissolution, which, if approved, would authorize the Company to liquidate and dissolve in accordance with its terms, but such decision would be subject to the Company’s ability to abandon or delay the Plan of Liquidation and Dissolution in the event that the Board of Directors determines that another transaction would be in the best interests of the Company’s stockholders. Assuming the approval of the Plan of Liquidation and Dissolution by the Company’s stockholders, the decision as to whether or not to proceed with the dissolution and when to file the Certificate of Dissolution will be made by the Board of Directors in its sole discretion.

In connection with the Purchase Agreement and the proposed transactions, the Company filed a definitive proxy statement with the United States Securities and Exchange Commission (the “SEC”) on April 8, 2024, which was distributed to the stockholders of the Company in connection with its solicitation of proxies for the vote by its stockholders with respect to the proposed transactions and other matters as may be described in the definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD, AND ANY SUPPLEMENTS THERETO, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders are able to obtain a copy of the definitive proxy statement and other relevant documents filed by the Company with the SEC free of charge from the SEC’s website, www.sec.gov., or by visiting the investor relations section of the Company’s website, investors.guardionhealth.com. Stockholders may also request copies of proxy statements and any of the documents incorporated by reference by directing a request by mail to Guardion Health Sciences, Inc., Attention: Investor Relations, at 2925 Richmond Avenue, Suite 1200, Houston, Texas 77098.

Participants in the Solicitation

The Company and its executive officers, directors, other members of management, and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transaction. Information regarding the executive officers and directors of the Company is set forth in the Company’s definitive proxy statement, filed with the SEC on April 8, 2024.

Forward-Looking Statements

The matters described herein may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements contain information about our expectations, beliefs, plans or intentions regarding our product development and commercialization efforts, research and development efforts, business, financial condition, results of operations, strategies or prospects, and other similar matters. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “hopes” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing.

These statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict, and involve unknown risks and uncertainties that may individually or materially impact the matters discussed herein for a variety of reasons that are outside the control of the Company, including, but not limited to, the approval by the stockholders of the sale of Activ to Doctor’s Best Inc. and the Plan of Liquidation and Dissolution of the Company, the successful completion of the sale of Activ to Doctor’s Best Inc., the successful completion of the Company’s Plan of Liquidation and Dissolution if approved by the Company’s stockholders, the use of the proceeds received from the sale, the Company’s ability to continue to fund its operations, including its ocular healthcare business, subsequent to the sale, any replacement and integration of new management team members, the implementation of new financial, management, accounting and business software systems, supply chain disruptions, inflation and a potential recession on the Company’s business, operations and the economy in general, the Company’s ability to successfully develop and commercialize its proprietary products and technologies, and the Company’s ability to maintain compliance with Nasdaq’s continued listing requirements.

Readers are cautioned not to place undue reliance on these forward-looking statements, as actual results could differ materially from those described in the forward-looking statements contained herein. Readers are urged to read the risk factors set forth in the Company’s filings with the SEC, which are available at the SEC’s website (www.sec.gov). The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Letter dated May 1, 2024
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDION HEALTH SCIENCES, INC. (Registrant)
Date: May 2, 2024
	By:	/s/ Jan Hall
	Name:	Jan Hall
	Title:	Chief Executive Officer